SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 18, 1997

                       Equicon Mortgage Loan Trust 1994-2
             (Exact name of registrant as specified in its charter)


New York                        033-75002-02          41-1798301, 41-1798302
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation                File Number)          Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On August 18, 1997, a distribution was made to holders of The Equicon Mortgage Loan Trust 1994-2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1 --   Monthly report distributed to holders of Equicon Mortgage
                       Loan   Trust   1994-2  relating  to  the August 18, 1997,
                       distribution.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       Equicon Mortgage Loan Trust 1994-2
                                  (Registrant)

                      By: Norwest Bank of Minnesota, N.A.
                          as Trustee
                      By: /s/ Sherri J. Sharps
                      Name: Sherri J. Sharps
                      Title: Vice President
                      Date: August 29, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1           Monthly report distributed to holders of Equicon Mortgage Loan
                  Trust 1994-2  relating   to the August 18, 1997, distribution.